UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2008

MARATHON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32983	40-4813290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, 5th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In connection with the proposed transaction and required stockholder approval and warrantholder consent, Marathon Acquisition Corp. (“Marathon”) has filed with the U.S. Securities and Exchange Commission (i) a Registration Statement on Form F-4 containing a preliminary proxy statement/prospectus and (ii) other documents regarding the proposed transaction. Marathon’s stockholders and warrantholders are urged to read the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus when it becomes available, as well as other relevant materials filed with the U.S. Securities and Exchange Commission, as they will contain important information about the transaction. Marathon’s stockholders and warrantholders will be able to obtain a free copy of such filings at the U.S. Securities and Exchange Commission’s website (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Marathon Acquisition Corp., 500 Park Avenue, 5th Floor, New York, New York 10022.

Marathon and its officers and directors may be deemed to have participated in the solicitation of proxies from Marathon’s stockholders and warrantholders in favor of the approval of the transaction. Information concerning Marathon’s directors and executive officers is set forth in the publicly filed documents of Marathon. Stockholders and warrantholders may obtain more detailed information regarding the direct and indirect interests of Marathon and its directors and executive officers in the acquisition by reading the preliminary proxy statement/prospectus.

Item 1.01	Entry into a Material Definitive Agreement.

On July 3, 2008, in connection with the previously announced starting dividend to be declared and paid by GSL Holdings, Inc. after the transaction, Marathon, GSL Holdings, Inc., CMA CGM S.A. and Global Ship Lease, Inc. entered into a Second Amendment (the “Second Amendment”) to the Agreement and Plan of Merger, dated as of March 21, 2008 (the “Merger Agreement”), as amended, to modify the amended and restated articles of incorporation of GSL Holdings, Inc. (which is an exhibit to the Merger Agreement) to provide that the starting dividend would not be treated as being paid from operating surplus or as a liquidating dividend and that holders of Class B common shares will be entitled to dividends with respect to the fourth quarter of 2008. The Second Amendment is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 2.1	Second Amendment, dated as of July 3, 2008, to Agreement and Plan of Merger, dated as of March 21, 2008, among Marathon Acquisition Corp., GSL Holdings, Inc., CMA CGM S.A. and Global Ship Lease, Inc., as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON ACQUISITION CORP.

Date: July 8, 2008	By:	/s/ Michael S. Gross
	Name:	Michael S. Gross
	Title:	Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 2.1	Second Amendment, dated as of July 3, 2008, to Agreement and Plan of Merger, dated as of March 21, 2008, among Marathon Acquisition Corp., GSL Holdings, Inc., CMA CGM S.A. and Global Ship Lease, Inc., as amended